POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is the President, Treasurer and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Lea R. Birmiwal, Ph. D. his attorney-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   16   day of March, 2003.

/s/ Kailash Birmiwal

Kailash Birmiwal, Ph. D.

President, Treasurer and Trustee

STATE OF WASHINGTON

)

)

ss:

COUNTY OF KING COUNTY

)

Before me, a Notary Public, in and for said county and state, personally appeared Kailash Birmiwal, Ph. D. known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   16   day of March, 2003.

/s/ Jennifer L. Cram

Notary Public

Jennifer L. Cram

My commission expires:     8-9-06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Secretary of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kailash Birmiwal, Ph. D. her attorney-in-fact for her and in her name, place and stead, and in her office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorney full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set her hand this   16   day of March, 2003.

/s/ Lea R. Birmiwal

Lea R. Birmiwal, Ph. D.

Secretary

STATE OF WASHINGTON

)

)

ss:

COUNTY OF KING COUNTY

)

Before me, a Notary Public, in and for said county and state, personally appeared Lea R. Birmiwal, Ph. D., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   16   day of March, 2003.

/s/ Jennifer L. Cram

Notary Public

Jennifer L. Cram

My commission expires: 8-9-06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kailash Birmiwal, Ph. D. and Lea R. Birmiwal, Ph. D., and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   16   day of March, 2003.

/s/ Rajendra K. Bordia

Rajendra K. Bordia, Ph. D.

Trustee

STATE OF WASHINGTON

)

)

ss:

COUNTY OF KING COUNTY

)

Before me, a Notary Public, in and for said county and state, personally appeared Rajendra K. Bordia, Ph. D., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   16   day of March, 2003.

/s/ Jennifer L. Cram

Notary Public

Jennifer L. Cram

My commission expires: 8-9-06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kailash Birmiwal, Ph. D. and Lea R. Birmiwal, Ph. D., and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   16   day of March, 2003.

/s/ Bal K. Sharma

Bal K. Sharma, Dr.

Trustee

STATE OF WASHINGTON

)

)

ss:

COUNTY OF KING COUNTY

)

Before me, a Notary Public, in and for said county and state, personally appeared Bal K. Sharma, Dr., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   16   day of March, 2003.

/s/ Alma y Orellana Rodriguez

Notary Public

Alma y Orellana Rodriguez

My commission expires: 01-09-07

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kailash Birmiwal, Ph. D. and Lea R. Birmiwal, Ph. D., and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   16   day of March, 2003.

/s/ Hemant K. Gupta

Hemant K. Gupta, Ph. D.

Trustee

STATE OF WASHINGTON

)

)

ss:

COUNTY OF KING COUNTY

)

Before me, a Notary Public, in and for said county and state, personally appeared Hemant K. Gupta, Ph. D., known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   16   day of March, 2003.

/s/ Jennifer L. Cram

Notary Public

Jennifer L. Cram

My commission expires: 8-9-06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kailash Birmiwal, Ph. D. and Lea R. Birmiwal, Ph. D., and each of them, his attorneys-in-fact for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as she might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this   16   day of March, 2003.

/s/ Veera S. Karukonda

Veera S. Karukonda

Trustee

STATE OF WASHINGTON

)

)

ss:

COUNTY OF KING COUNTY

)

Before me, a Notary Public, in and for said county and state, personally appeared Veera S. Karukonda, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that she executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   16   day of March, 2003.

/s/ Jennifer L Cram

Notary Public

Jennifer L. Cram

My commission expires: 8-9-06

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kailash Birmiwal, Ph. D. and Lea R. Birmiwal, Ph. D., and each of them, its attorneys-in-fact for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this   16   day of  March, 2003.

ATTEST:

BIRMIWAL INVESTMENT TRUST

By: /s/ Lea R. Birmiwal

By: /s/ Kailash Birmiwal

Lea R. Birmiwal, Ph. D., Secretary

Kailash Birmiwal, Ph. D., President

STATE OF WASHINGTON

)

)

ss:

COUNTY OF KING COUNTY

)

Before me, a Notary Public, in and for said county and state, personally appeared Kailash Birmiwal, Ph. D., President and Lea R. Birmiwal, Ph. D., Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this   16   day of  March,  2003.

/s/ Jennifer L Cram

Notary Public

Jennifer L. Cram

My commission expires: 8-9-06

CERTIFICATE

The undersigned, Secretary of Birmiwal Investment Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held March 16, 2003, and is in full force and effect:

"WHEREAS, Birmiwal Investment Trust, a business trust organized under the laws of the State of Ohio  (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints Kailash Birmiwal, Ph. D. and Lea R. Birmiwal, Ph. D., and each of them, its attorneys-in-fact for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."

Dated:  March   16   , 2003

/s/ Lea R. Birmiwal

Lea R. Birmiwal, Ph. D., Secretary

Birmiwal Investment Trust

031303